Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.40%)
COMMUNICATION SERVICES (6.43%)
Entertainment (1.55%)
Netflix, Inc.(a)	3,631	$4,353,279
Spotify Technology SA(a)	2,199	1,534,902
		5,888,181
Interactive Media & Services (4.88%)
Alphabet, Inc., Class A	31,200	7,584,720
Meta Platforms, Inc., Class A	11,418	8,385,151
Pinterest, Inc., Class A(a)	78,120	2,513,120
		18,482,991
CONSUMER DISCRETIONARY (11.79%)
Automobiles (0.62%)
Tesla, Inc.(a)	5,310	2,361,463

Broadline Retail (3.94%)
Amazon.com, Inc.(a)	39,179	8,602,533
Ollie's Bargain Outlet Holdings, Inc.(a)	49,278	6,327,295
		14,929,828
Diversified Consumer Services (0.80%)
Stride, Inc.(a)	20,335	3,028,695

Hotels, Restaurants & Leisure (3.55%)
Cava Group, Inc.(a)	26,685	1,612,041
First Watch Restaurant Group, Inc.(a)(b)	38,774	606,425
Planet Fitness, Inc., Class A(a)	36,933	3,833,645
Texas Roadhouse, Inc.	14,225	2,363,484
Viking Holdings, Ltd.(a)	49,600	3,083,136
Wingstop, Inc.(b)	7,869	1,980,470
		13,479,201
Household Durables (1.39%)
DR Horton, Inc.	13,925	2,359,870
Garmin Ltd.	11,785	2,901,703
		5,261,573
Specialty Retail (0.61%)
O'Reilly Automotive, Inc.(a)	21,560	2,324,384

Textiles, Apparel & Luxury Goods (0.88%)
Tapestry, Inc.	29,427	3,331,725

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (1.90%)
Consumer Staples Distribution & Retail (1.90%)
Casey's General Stores, Inc.	6,585	$3,722,632
Costco Wholesale Corp.	1,426	1,319,949
Sprouts Farmers Market, Inc.(a)	19,850	2,159,680
		7,202,261
FINANCIALS (10.22%)
Banks (0.72%)
Bank of America Corp.	52,740	2,720,856

Capital Markets (5.05%)
Hamilton Lane, Inc., Class A	14,744	1,987,344
Houlihan Lokey, Inc.	14,865	3,052,082
Intercontinental Exchange, Inc.	8,740	1,472,515
KKR & Co., Inc.	14,430	1,875,179
Piper Sandler Cos.	5,171	1,794,285
Raymond James Financial, Inc.	24,840	4,287,384
StepStone Group, Inc., Class A	71,581	4,674,955
		19,143,744
Consumer Finance (0.98%)
Upstart Holdings, Inc.(a)(b)	72,927	3,704,691

Financial Services (1.75%)
Toast, Inc.(a)	47,350	1,728,749
Visa, Inc., Class A	14,440	4,929,527
		6,658,276
Insurance (1.72%)
Accelerant Holdings(a)	48,173	717,296
Brown & Brown, Inc.	35,785	3,356,275
Palomar Holdings, Inc.(a)	21,174	2,472,065
		6,545,636
HEALTH CARE (14.64%)
Biotechnology (6.50%)
ACADIA Pharmaceuticals, Inc.(a)	147,729	3,152,537
Alnylam Pharmaceuticals, Inc.(a)	6,500	2,964,000
Ascendis Pharma A/S(a)(c)	26,570	5,282,382
Halozyme Therapeutics, Inc.(a)	32,036	2,349,520
Legend Biotech Corp.(a)(b)(c)	31,530	1,028,193
Natera, Inc.(a)	37,655	6,061,325
Ultragenyx Pharmaceutical, Inc.(a)	44,908	1,350,833
Veracyte, Inc.(a)	71,845	2,466,439
		24,655,229

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2025	9

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (4.34%)
Artivion, Inc.(a)	119,234	$5,048,368
Dexcom, Inc.(a)	19,650	1,322,248
Glaukos Corp.(a)	24,575	2,004,091
Inmode, Ltd.(a)	40,258	599,844
iRhythm Technologies, Inc.(a)	15,601	2,683,216
Neogen Corp.(a)	157,131	897,218
Penumbra, Inc.(a)	15,410	3,903,661
		16,458,646
Health Care Providers & Services (3.04%)
Encompass Health Corp.	25,700	3,264,414
Progyny, Inc.(a)	162,583	3,498,786
RadNet, Inc.(a)(b)	44,024	3,355,069
UnitedHealth Group, Inc.	4,092	1,412,968
		11,531,237
Pharmaceuticals (0.76%)
Eli Lilly & Co.	3,800	2,899,400

INDUSTRIALS (21.03%)
Aerospace & Defense (8.77%)
AAR Corp.(a)	67,632	6,064,561
Axon Enterprise, Inc.(a)	4,477	3,212,874
Cadre Holdings, Inc.(b)	44,013	1,606,915
Curtiss-Wright Corp.	8,200	4,452,108
HEICO Corp.	9,130	2,947,347
Howmet Aerospace, Inc.	14,670	2,878,694
Kratos Defense & Security Solutions, Inc.(a)(b)	26,775	2,446,432
Loar Holdings, Inc.(a)(b)	34,458	2,756,640
TransDigm Group, Inc.	2,071	2,729,619
VSE Corp.(b)	25,154	4,181,601
		33,276,791
Commercial Services & Supplies (2.02%)
Casella Waste Systems, Inc., Class A(a)	50,148	4,758,042
Montrose Environmental Group, Inc.(a)	105,751	2,903,923
		7,661,965
Construction & Engineering (2.42%)
EMCOR Group, Inc.	7,450	4,839,073
Quanta Services, Inc.	7,000	2,900,940
Sterling Infrastructure, Inc.(a)(b)	4,263	1,448,056
		9,188,069
Electrical Equipment (2.44%)
GE Vernova, Inc.	3,610	2,219,789

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Electrical Equipment (continued)
nVent Electric PLC	37,175	$3,666,942
Vertiv Holdings Co.	22,460	3,388,316
		9,275,047
Ground Transportation (0.39%)
RXO, Inc.(a)(b)	95,505	1,468,867

Machinery (0.96%)
Crane Co.	19,875	3,659,782

Professional Services (1.33%)
Booz Allen Hamilton Holding Corp.	20,915	2,090,454
First Advantage Corp.(a)(b)	168,559	2,594,123
Verra Mobility Corp.(a)	13,973	345,133
		5,029,710
Trading Companies & Distributors (2.70%)
Fastenal Co.	55,625	2,727,850
SiteOne Landscape Supply, Inc.(a)	30,709	3,955,319
Transcat, Inc.(a)(b)	30,815	2,255,658
Xometry, Inc., Class A(a)	23,613	1,286,200
		10,225,027
INFORMATION TECHNOLOGY (29.74%)
Electronic Equipment, Instruments & Components (0.42%)
Novanta, Inc.(a)	16,104	1,612,816

IT Services (1.50%)
Cloudflare, Inc., Class A(a)	16,675	3,578,288
GoDaddy, Inc.(a)	15,365	2,102,393
		5,680,681
Semiconductors & Semiconductor Equipment (10.86%)
Broadcom Inc.	13,170	4,344,915
Credo Technology Group Holding, Ltd.(a)	14,275	2,078,583
Impinj, Inc.(a)(b)	13,027	2,354,630
Marvell Technology Group, Ltd.	28,540	2,399,358
Monolithic Power Systems, Inc.	4,165	3,834,466
NVIDIA Corp.	102,040	19,038,623
Semtech Corp.(a)(b)	69,120	4,938,624
SiTime Corp.(a)	1,593	479,987
Taiwan Semiconductor Manufacturing Co. Ltd.(c)	6,250	1,745,562
		41,214,748
Software (12.52%)
Agilysys, Inc.(a)	16,439	1,730,205

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2025	11

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Software (continued)
CyberArk Software, Ltd.(a)	7,440	$3,594,636
Datadog, Inc., Class A(a)	18,315	2,608,056
Descartes Systems Group, Inc.(a)	29,765	2,804,756
Dynatrace, Inc.(a)	59,565	2,885,924
Fair Isaac Corp.(a)	1,587	2,374,993
Guidewire Software, Inc.(a)	14,400	3,309,984
Microsoft Corp.	24,480	12,679,416
nCino, Inc.(a)(b)	47,043	1,275,336
Oracle Corp.	12,170	3,422,691
Palantir Technologies, Inc., Class A(a)	7,830	1,428,348
Palo Alto Networks, Inc.(a)	7,120	1,449,774
ServiceNow, Inc.(a)	3,963	3,647,070
SPS Commerce, Inc.(a)	12,109	1,261,031
Synopsys, Inc.(a)	3,220	1,588,716
Vertex, Inc., Class A(a)	57,100	1,415,509
		47,476,445
Technology Hardware, Storage & Peripherals (4.44%)
Apple, Inc.	48,152	12,260,944
Pure Storage, Inc.(a)	54,565	4,573,092
		16,834,036
REAL ESTATE (2.65%)
Real Estate Management & Development (2.65%)
Compass, Inc.(a)	408,098	3,277,027
FirstService Corp.(b)	35,600	6,781,444
		10,058,471
TOTAL COMMON STOCKS
(COST OF $282,406,616)		373,270,472

SHORT TERM INVESTMENTS (5.48%)
MONEY MARKET FUND (1.84%)
State Street Institutional US Government Money Market Fund, Premier Class, 4.09%(d)
(COST OF $6,983,993)	6,983,993	6,983,993

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

September 30, 2025 (Unaudited)

	SHARES	VALUE
SHORT TERM INVESTMENTS (continued)
INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (3.64%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.18%
(COST OF $13,798,816)	13,798,816	$13,798,816

TOTAL SHORT TERM INVESTMENTS
(COST OF $20,782,809)		20,782,809

TOTAL INVESTMENTS (103.88%)
(COST OF $303,189,425)		394,053,281

LIABILITIES IN EXCESS OF OTHER ASSETS (-3.88%)		(14,715,382)

NET ASSETS (100.00%)		$379,337,899

NET ASSET VALUE PER SHARE
(62,418,919 SHARES OUTSTANDING)		$6.08

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $35,377,101.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on September 30, 2025.

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2025	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2025 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its schedule of investments. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. ALPS Advisors, Inc. (the "Advisor") is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value (“NAV”) per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). The Board has designated the Advisor as the Fund’s Valuation Designee. The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2025, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2025 (Unaudited)

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Third Quarter Report (Unaudited) | September 30, 2025	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2025 (Unaudited)

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2025:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$ 35,377,101	$ 13,798,816	$ 22,126,715	$ 35,925,531

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

September 30, 2025 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2025:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$373,270,472	$–	$–	$373,270,472
Short Term Investments	20,782,809	–	–	20,782,809
Total	$394,053,281	$–	$–	$394,053,281

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the Investment Company Act of 1940. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

Third Quarter Report (Unaudited) | September 30, 2025	17

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

September 30, 2025 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Average

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and covers approximately 80% of available market capitalization.

S&P 500® Equal Weight Index

The equal-weight version of the S&P 500®.

An investor cannot invest directly in an index.

18	www.all-starfunds.com